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                                                                  Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2002 in the Registration Statement on Form S-1 and related Prospectus of Printcafe Software, Inc.


/s/ Ernst & Young LLP


Pittsburgh, Pennsylvania
February 11, 2002